UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549

                                     Form 8-K/A

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):  May 27, 2003

                        IRWIN HOME EQUITY LOAN TRUST
         Home Equity Loan-Backed Notes, Series 2003-1 Trust
             (Exact name of registrant as specified in its charter)

New York (governing law of           333-91334-01       N/A
Pooling and Servicing Agreement)     (Commission        IRS EIN
(State or other                      File Number)
jurisdiction
of Incorporation)



       c/o Wells Fargo Bank Minnesota, N.A.
       9062 Old Annapolis Road
       Columbia, MD                                        21045
       (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code:  (410) 884-2000


       (Former name or former address, if changed since last report)



ITEM 5.  Other Events

Subsequent to filing the 8-K relating to the payment date on May 27, 2003, a revision was made to the IRWIN HOME EQUITY LOAN TRUST, Home Equity Loan-Backed Notes, Series 2003-1 which was not included in the original 8-K filed. This revision was not previously disclosed in a 1934 Act filing. An amended 8-K will be filed. The amended 8K was filed on March 26, 2004 because of a revision to the Delinquency and Pool Summary Section of the distribution report. The revised data has been and will continue to be available on the Wells Fargo Bank, Minnesota, as Master Servicer, website at www.ctslink.com.



ITEM 7.  Financial Statements and Exhibits

      (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K


           Exhibit Number                      Description

           EX-99.1 Amended monthly report distributed to holders of Home Equity Loan-Backed Notes, Series 2003-1 relating to the May 27, 2003 distribution.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                  Irwin Home Equity Loan Trust
                Home Equity Loan-Backed Notes, Series 2003-1.

             By:    Wells Fargo Bank Minnesota, N.A. as Indenture Trustee
             By:   /s/   Beth Belfield, Assistant Vice President
             By:    Beth Belfield, Assistant Vice President

             Date:   5/29/03
                                 INDEX TO EXHIBITS


Exhibit Number               Description

EX-99.1 Amended monthly report distributed to holders of Home Equity Loan-Backed Notes, Series 2003-1, relating to the May 27, 2003 distribution.






                  Home Equity Loan-Backed Notes, Series
                   Irwin Home Equity Loan Trust 2003-1
                          Master Servicer Certificate
                         Payment Date: May 27, 2003

                               Certificate Summary
                        Offered Note Distribution Summary



Class of                                  Beginning Note     Interest          Principal         Aggregate          Ending Note
Notes                 Note Rate           Balance            Distribution      Distribution      Distribution       Balance
I A-1                1.82000%           58,932,064.74          95,338.98      1,828,209.34       1,923,548.32      57,103,855.40
I A-2                2.01000%           14,733,016.19          26,322.99        457,052.34         483,375.33      14,275,963.85
I VFN                2.01000%           -                      -                 -                  -                 -
II A-1               1.82000%          123,028,256.51         199,032.38      2,507,723.43       2,706,755.81     120,520,533.09
II A-2               2.02000%           30,757,064.13          55,226.02        626,930.86         682,156.88      30,130,133.27
II VFN               2.02000%           -                      -                 -                  -                 -
A-IO (1)            10.00000%           30,500,000.00         254,166.67         NA                254,166.67      30,500,000.00
M-1                  2.3200%            22,875,000.00          47,173.33         -                  47,173.33      22,875,000.00
M-2                  3.3200%            19,825,000.00          58,505.78         -                  58,505.78      19,825,000.00
B-1                  4.7200%            19,063,000.00          79,979.88         -                  79,979.88      19,063,000.00
B-2                  5.8200%             6,862,000.00          35,499.41         -                  35,499.41       6,862,000.00
Total                                  296,075,401.57         851,245.44      5,419,915.96       6,271,161.40     290,655,485.61







(1) Class A-IO Note Balance is Notional

LIBOR                                                 1.32000%
Interest Period Begin                                 4/25/2003
Interest Period End                                   5/26/2003
Number of Interest Accrual Days:                      32
Days in Collection Period:                            30





                                          Prepayment
                      Beginning           Penalty            Excess Spread     Release of Over   Aggregate
                      Balance             Distribution       Distribution      Collaterlization  Distribution       Ending Balance
Certificates            5,995,279.23        125,298.45              -                 -            125,298.45         7,423,354.36




                      Noteholder Distribution Factors Summary (Per $1,000 Original Principal Amount)

                                          Original Note      Interest          Principal         Aggregate          Ending Note
                      Class of Notes      Balance            Distribution      Distribution      Distribution       Factor
                     I A-1                 127,109,000.00     0.75005688       14.38300468        15.13306157       449.25107900
                     I VFN                  -                 0.00000000        0.00000000         0.00000000         0.00000000
                     II A-1                234,033,000.00     0.85044579       10.71525565        11.56570144       514.97238888
                     II VFN                 -                 0.00000000        0.00000000         0.00000000         0.00000000
                     II A-IO                31,204,000.00     8.14532336        NA                 8.14532336        NA
                     II M-1                 24,964,000.00     1.88965430        0.00000000         1.88965430       916.31950008
                     II M-2                 21,063,000.00     2.77765655        0.00000000         2.77765655       941.22394721
                     II B-1                 26,524,000.00     1.33838825        0.00000000         1.33838825       258.70909365
                                           433,693,000.00













Pool Collections:                                               Group I            Group II           Total
Aggregate Collections (HELOCs)                                 2,893,385.87                         2,893,385.87
Aggregate Collections (HELOC125s)                                               3,389,643.38        3,389,643.38
Aggregate Collections (HELs)                                                      551,636.12          551,636.12
Aggregate Collections (HEL125s)                                                   659,063.96          659,063.96
Total Aggregate Collections                                    2,893,385.87     4,600,343.46        7,493,729.33

Interest Collections (HELOCs)                                    546,153.34                           546,153.34
Interest Collections (HELOC125s)                                                1,281,265.64        1,281,265.64
Interest Collections (HELs)                                                       237,022.37          237,022.37
Interest Collections (HEL125s)                                                    467,863.41          467,863.41
Total Interest Collections                                       546,153.34     1,986,151.42        2,532,304.76

Principal Collections (HELOCs)                                 2,347,232.53                         2,347,232.53
Principal Collections (HELOC125s)                                               2,108,377.74        2,108,377.74
Principal Collections (HELs)                                                      314,613.75          314,613.75
Principal Collections (HEL125s)                                                   191,200.55          191,200.55
Total Principal Collections                                    2,347,232.53     2,614,192.04        4,961,424.57

Additional Balances Created                                      664,106.64       305,477.10          969,583.74
Additional Balances Purchased                                    664,106.64       305,477.10          969,583.74
Additional Balance Differential                                    -                -                   -
Net Principal Collections                                      1,683,125.89     2,308,714.94        3,991,840.83
Principal Collections Distribution Amount                                                           3,991,840.83
Prepayment Penalty Collections                                    47,002.75        78,295.70          125,298.45
Recoveries                                                         -                -                   -
Mortgage Loans Repurchased                                         -                -                   -
less Servicing Fee                                                70,715.48       181,010.08          251,725.56
Master Servicer Remittance                                     2,205,566.50     4,192,151.98        6,397,718.48

Payments in Order of Priority                                                                             Total
Prepayment Penalties due to Certificateholder                                                         125,298.45
Indenture Trustee Fee                                                                                   1,258.63
Senior Note Interest Distribution                                                                     630,087.04
M-1 Interest Distribution                                                                              47,173.33
M-2 Interest Distribution                                                                              58,505.78
B-1 Interest Distribution                                                                              79,979.88
B-2 Interest Distribution                                                                              35,499.41
Senior Principal Collection Distribution                                                            3,991,840.83
M-1 Principal Collection Distribution                                                                   -
M-2 Principal Collection Distribution                                                                   -
B-1 Principal Collection Distribution                                                                   -
B-2 Principal Collection Distribution                                                                   -
Senior Liquidation Loss Distribution                                                                    -
M-1 Liquidation Loss Distribution                                                                       -
M-2 Liquidation Loss Distribution                                                                       -
B-1 Liquidation Loss Distribution                                                                       -
B-2 Liquidation Loss Distribution                                                                       -
Senior Overcollateralization Increase                                                                1,428,075.13
M-1 Overcollateralization Increase                                                                      -
M-2 Overcollateralization Increase                                                                      -
B-1 Overcollateralization Increase                                                                      -
B-2 Overcollateralization Increase                                                                      -
Certificateholder Excess Spread Distribution                                                            -
Total Distributions                                                                                  6,397,718.48

Excess Spread                                                                                        1,428,075.13





Pool Summary                                               Group I               Group II                    Total
Beginning Pool Balance (HELOCs)                           84,858,581.21                                 84,858,581.21
Beginning Pool Balance (HELOC125s)                                             136,659,387.78          136,659,387.78
Beginning Pool Balance (HELs)                                                   30,697,958.17           30,697,958.17
Beginning Pool Balance (HEL125s)                                                49,854,753.64           49,854,753.64
Total Beginning Pool Balance                              84,585,581.21        217,212,099.59          302,070,680.80

Ending Pool Balance (HELOCs)                              83,175,455.32                                 83,175,455.32
Ending Pool Balance (HELOC125s)                                                134,856,487.14          134,856,487.14
Ending Pool Balance (HELs)                                                      30,383,344.42           30,383,344.42
Ending Pool Balance (HEL125s)                                                   49,663,553.09           49,663,553.09
Total Ending Pool Balance                                 89,175,455.32        214,903,384.65          298,078,839.97

Beginning Loan Count (HELOCs)                                  1,571                                         1,571
Beginning Loan Count (HELOC125s)                                                     3,074                   3,074
Beginning Loan Count (HELs)                                                            635                     635
Beginning Loan Count (HEL125s)                                                         952                     952
Total Beginning Loan Count                                     1,571                 4,661                   6,232

Ending Loan Count (HELOCs)                                     1,543                                         1,543
Ending Loan Count (HELOC125s)                                                        3,040                   3,040
Ending Loan Count (HELs)                                                               629                     629
Ending Loan Count (HEL125s)                                                            949                     949
Total Ending Loan Count                                        1,543                 4,618                   6,161

Loss Summary                                               Group I               Group II                    Total
Current Liquidation Losses (HELOCs)                                -                                             -
Current Liquidation Losses (HELOC125s)                                                   -                       -
Current Liquidation Losses (HELs)                                                        -                       -
Current Liquidation Losses (HEL125s)                                                     -                       -
Total Current Liquidation Losses                                   -                     -                       -

12 Month Liquidation Losses (HELOCs)                               -                                             -
12 Month Liquidation Losses (HELOC125s)                                                  -                       -
12 Month Liquidation Losses (HELs)                                                       -
12 Month Liquidation Losses (HEL125s)                                                    -                       -
Total 12 Month Liquidation Losses                                  -                     -                       -

Aggregate Liquidation Losses (HELOCs)                              -                                             -
Aggregate Liquidation Losses (HELOC125s)                                                 -                       -
Aggregate Liquidation Losses (HELs)                                                      -
Aggregate Liquidation Losses (HEL125s)                                                   -                       -
Total Aggregate Liquidation Losses                                 -                     -                       -

Cumulative Liquidation Loss Percentage                                                                       0.00%





Overcollateralization Target                                    21,807,524.83

Beginning Overcollateralization Amount                           5,995,279.23
Overcollateralization Increase Amount                            1,428,075.13
Overcollateralization Release Amount                                     -
Ending Overcollateralization Amount                              7,423,354.36

Overcollateralization Deficiency                                14,384,170.47


Cumulative Liquidation Loss Percentage                                   0.00%




Loss Test Satisfied?                                                      Yes

Loss Test Targets:
Collection Periods 36 to 48                                              9.50%
Collection Periods 49 to 60                                             11.25%
Collection Periods 61 to 84                                             13.00%
Collection Periods 85+                                                  15.00%




Senior Enhancement Percentage                                           25.51%
17.75% of the Senior Enhancement Percentage                              4.53%
3-Mo. Rolling Average 60-Day Delinquency %                               0.02%




Delinquency Test Satisfied?                                               Yes




Overcollarterization Targets
Initial Principal Balance                                      305,000,347.33
Initial Target (% of Initial Principal Balance)                          7.15%
Step-down Target (% of Current Balance)                                 14.30%
Minimum Overcollateralization Target                             1,525,000.00


Net Loan Rate                                                            9.684%

Rapid Amortization Event: None
Servicing Default: None





                                                    Delinquency Summary


                           Group I       Group II              Group II             Group II            Group II         Grand
                           HELOCs        HELOC125s             HELs                 HEL125s             Total            Total
Current Loans          #  Balance      #    Balance       #    Balance         #    Balance        #    Balance     #    Balance
Bankrupt               1  28,492       2    107,273       1    77,774          -          -        3    185,046     4     213,538
REO                    -       -       -          -       -         -          -          -        -          -     -           -
Foreclosure            -       -       -          -       -         -          -          -        -          -     -           -
Total                  1  28,492       2    107,273       1    77,774          -          -        3    185,046     4     213,538

30 - 59 Days Past Due  #  Balance      #    Balance       #    Balance         #    Balance         #    Balance    #      Balance
Delinquent             3   78,428     11    584,318       1    40,000          3   202,302          #    826,620   18      905,047
Bankrupt               -        -      1     40,298       -         -          -         -          1     40,298    1       40,298
REO                    -        -      -          -       -         -          -         -          -          -    -            -
Foreclosure            -        -      -          -       -         -          -         -          -          -    -            -
Total                  3   78,428     12    624,616       1    40,000          3   202,302          1    866,917   19      945,345

60 - 89 Days Past Due  #  Balance      #    Balance       #    Balance         #    Balance        #    Balance     #    Balance
Delinquent             -        -      1     20,000       -         -          -         -         1      20,000    1       20,000
Bankrupt               -        -      2     91,238       -         -          -         -         2      91,238    2       91,238
REO                    -        -      -          -       -         -          -         -         -           -    -            -
Foreclosure            -        -      -          -       -         -          -         -         -           -    -            -
Total                  -        -      3    111,238       -         -          -         -         3     111,238    3      111,238

90 - 119 Days Past Due #  Balance      #    Balance       #    Balance         #    Balance        #    Balance     #    Balance
Delinquent             -        -      -          -       -         -          -         -         -           -    -            -
Bankrupt               -        -      -          -       -         -          -         -         -           -    -            -
REO                    -        -      -          -       -         -          -         -         -           -    -            -
Foreclosure            -        -      -          -       -         -          -         -         -           -    -            -
Total                  -        -      -          -       -         -          -         -         -           -    -            -

120 - 149 Days Past Due#   Balance     #    Balance       #    Balance         #    Balance        #    Balance     #    Balance
Delinquent             -        -      -          -       -         -          -         -         -           -    -            -
Bankrupt               -        -      -          -       -         -          -         -         -           -    -            -
REO                    -        -      -          -       -         -          -         -         -           -    -            -
Foreclosure            -        -      -          -       -         -          -         -         -           -    -            -
Total                  -        -      -          -       -         -          -         -         -           -    -            -

150 - 179 Days Past Due#   Balance     #    Balance       #    Balance         #    Balance        #    Balance     #    Balance
Delinquent             -        -      -          -       -         -          -         -         -           -    -            -
Bankrupt               -        -      -          -       -         -          -         -         -           -    -            -
REO                    -        -      -          -       -         -          -         -         -           -    -            -
Foreclosure            -        -      -          -       -         -          -         -         -           -    -            -
Total                  -        -      -          -       -         -          -         -         -           -    -            -

180 or More Days Past Due    #    Balance  #     Balance    #    Balance    #    Balance    #    Balance     #    Balance
Delinquent                   -        -    -       -        -       -       -       -       -       -        -        -
Bankrupt                     -        -    -       -        -       -       -       -       -       -        -        -
REO                          -        -    -       -        -       -       -       -       -       -        -        -
Foreclosure                  -        -    -       -        -       -       -       -       -       -        -        -
Total                        -        -    -       -        -       -       -       -       -       -        -        -

Total Bankrupt               1   28,492    5 238,808        1  77,774       -       -       6 316,582        7  345,074
Total REO                    -        -    -       -        -       -       -       -       -       -        -        -
Total Foreclosure            -        -    -       -        -       -       -       -       -       -        -        -






